UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1

to
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

March 31, 2009

LIFE NUTRITION PRODUCTS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

333-152432	121 Monmouth Street, Suite A	42-1743717
Red Bank, NJ 07701
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(732) 758-1577
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant.

On March 16, 2009, Life Nutrition Products, Inc. (the "Registrant" or "LNP, Inc") informed Rosenberg
Rich Baker Berman & Co. ("Rosenberg", its independent registered public accounting firm, that LNP, Inc. has dismissed Rosenberg Rich Baker Berman & Co. and has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Bagell, Josephs, Levine & Co. ("Bagell"). Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange
Act of 1934, as amended, the Company reports as follows:

(a)	(i)	LNP, Inc. dismissed Rosenberg Rich Baker Berman & Co. as its independent registered public accounting firm effective on
March 16, 2009.

	(ii)	During the previous two fiscal years and the interim period through March 16, 2009, LNP Inc.' s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Rosenberg Rich Baker Berman & Co. issued auditing reports for the years ended December 31, 2006 and 2007.

	(iii)	The resignation of Rosenberg Rich Baker Berman & Co. and engagement of Bagell, Josephs, Levine & Co. was approved by the Company's Board of Directors.

	(iv)	During the two most recent fiscal years and the subsequent interim period through March 16, 2009, LNP, Inc. and Rosenberg
Rich Baker Berman & Co. did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

	(v)	During the two most recent fiscal years and the subsequent interim period through March 16, 2009, LNP, Inc. did not experience any reportable events.

(b)	On March 16, 2009, LNP, Inc. engaged Bagell, Josephs, Levine & Co. to be LNP, Inc.'s independent registered public accounting firm.

	(i)	Prior to engaging Bagell, Josephs, Levine & Co., LNP, Inc. had not consulted Bagell regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on LNP, Inc.'s financial statements or a reportable event, nor did LNP, Inc. consult with Bagell regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	LNP, Inc. did not have any disagreements with Rosenberg Rich Baker Berman & Co., and therefore did not discuss any such past disagreements with Bagell, Josephs, Levine & Co.

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(c)	The Registrant has requested Rosenberg Rich Baker Berman & Co. to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding Rosenberg Rich Baker Berman & Co. Attached hereto as Exhibit 16.1 is a copy of Rosenberg's letter to the SEC dated March 30, 2009.
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Item 9.01 Financial Statement and Exhibits.

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(d)	EXHIBITS

Exhibit 16.1 - Letter dated March 30, 2009 from Rosenberg Rich Baker Berman & Co. to the United States Securities and Exchange Commission.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE NUTRITION PRODUCTS, Inc.

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Date: March 31, 2009

                                                                                                                                                                                 By:       /s/ Michael M. Salerno
                                                                                                                                                                                             Michael M. Salerno
                                                                                                                                                                                            President
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